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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                Current Report Pursuant to Section 13 or 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934




Date of Report                                          Commission file number
July 27, 2000                                                    1-6686
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                    THE INTERPUBLIC GROUP OF COMPANIES, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                                             13-1024020
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(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                              Identification  No.)


1271 Avenue of the Americas, New York, New York                    10020
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(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (212) 399-8000



Item 5.   Other Events.

     A  press  release  issued  by The  Interpublic  Group  of  Companies,  Inc.
("Interpublic") with respect to its results for the first half and second quarter of 2000 is attached as Exhibits 99.1 incorporated herein by reference.

     This document contains forward-looking statements. Statements that are not historical facts, including statements about Interpublic's beliefs and expectations, are forward-looking statements. These statements are based on current plans, estimates and projections, and therefore you should not place undue reliance on them. Forward-looking statements speak only as of the date they are made, and Interpublic undertakes no obligation to update publicly any of them in light of new information or future events.

     Forward-looking statements involve inherent risks and uncertainties. Interpublic cautions you that a number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, those associated with the effect of national and regional economic conditions, the ability of Interpublic to attract new clients and retain existing clients, the financial success of the clients of Interpublic, and developments from changes in the regulatory and legal environment for advertising companies around the world.


         Exhibits.

         99     Press Release dated July 26, 2000.







                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              THE INTERPUBLIC GROUP OF
                                                COMPANIES, INC.



Date: July 27, 2000                       By: /s/ Nicholas J. Camera
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                                              Nicholas J. Camera
                                              VICE PRESIDENT, GENERAL
                                              COUNSEL AND SECRETARY